SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                 FORM 8-K


          Current Report Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  March 1, 1995


                          STAR BANC CORPORATION
          (Exact name of registrant as specified in its charter)




        Ohio                             0-7601                31-0838189
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                         Identification No.)




        Star Bank Center
        425 Walnut Street
        P.O. Box 1038
        Cincinnati, Ohio                         45201-1038
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (513) 632-4000


                            Not Applicable
      (Former name or former address, if changed since last report)






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